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                                  EXHIBIT 10.64


                            CASH MANAGEMENT AGREEMENT


                           Dated: as of July __, 2002

                                      among

                           LAUGHLIN OUTLET CENTER LLC,
                          MEDFORD OUTLET CENTER LLC AND
                          WARRENTON OUTLET CENTER LLC,

                           collectively, as Borrowers

                                       and

                    UBS WARBURG REAL ESTATE INVESTMENTS INC.,

                                    as Lender

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                                 as Deposit Bank

                                       and

                         HORIZON GROUP PROPERTIES, L.P.,

                                   as Manager]

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                            CASH MANAGEMENT AGREEMENT

     CASH MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of July __, 2002, among LAUGHLIN OUTLET CENTER LLC, a Delaware limited liability company ("HORIZON LAUGHLIN"), MEDFORD OUTLET CENTER LLC, a Delaware limited liability company ("HORIZON MEDFORD"), and WARRENTON OUTLET CENTER LLC, a Delaware limited liability company ("HORIZON WARRENTON"; and Horizon Warrenton, together with Horizon Laughlin and Horizon Medford, each a "BORROWER" and collectively, "BORROWERS"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("DEPOSIT BANK"), UBS WARBURG REAL ESTATE INVESTMENTS INC., a Delaware corporation ("LENDER"), and HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership ("MANAGER").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a certain Loan Agreement (as the same may be amended, modified or supplemented from time to time, the "LOAN AGREEMENT") dated the date hereof by and among Borrowers and Lender, Lender has made a loan to (i) Horizon Laughlin in the principal amount of up to $11,000,000.00 (the "LAUGHLIN LOAN")
(ii) Horizon Medford in the principal amount of up to $6,500,000.00 (the "MEDFORD LOAN"), and (iii) Horizon Warrenton in the principal amount of up to $4,500,000.00 (the "WARRENTON LOAN" and the Warrenton Loan, together with the Laughlin Loan and the Medford Loan, collectively, the "LOAN");

     WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement;

     WHEREAS, pursuant to the applicable Mortgages and the Assignments of Leases encumbering the Properties, each Borrower has granted to Lender, as security for the portion of the Loan applicable to the Individual Property owned by such Borrower, a security interest in all of such Borrower's right, title and interest in and to the Gross Revenue, and has assigned and conveyed to Lender all of such Borrower's right, title and interest in and to the Gross Revenue due and to become due to such Borrower or to which such Borrower is now or may hereafter become entitled;

     WHEREAS, each Borrower and Manager have entered into a certain Management Agreement with respect to the Individual Property owned by such Borrower, dated as of July __, 2002, pursuant to which Manager has agreed to manage the Individual Property owned by such Borrower; and

     WHEREAS, pursuant to the Clearing Account Agreement applicable to each Individual Property, the Clearing Account Bank shall receive and process all Gross Revenue other than credit card receipts and, from and after the date hereof, all amounts constituting available funds on deposit in the Clearing Account from time to time shall be transferred by wire transfer or via the ACH System (as hereinafter defined) to the Deposit Account to be held and disbursed as set forth in the Loan Agreement;

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     NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. As used herein, the following terms shall have the following definitions:

     "ACCOUNTS" shall mean, collectively, the Deposit Account, the Capital Expenditure Account, the Debt Service Account, the Insurance Account, the Tax Account, the Rollover Account, the Casualty and Condemnation Account, the Mezzanine Payment Account and any and all other similar accounts (not including the Borrower Operating Account) established under the Loan Agreement, this Agreement or pursuant to the other Loan Documents.

     "ACH SYSTEM" shall mean the automated clearinghouse system.

     "AGREEMENT" shall mean this Cash Management Agreement dated as of July ___, 2002, among Borrowers, Manager, Deposit Bank and Lender, as amended, supplemented or otherwise modified from time to time.

     "BORROWER OPERATING ACCOUNT" shall mean, with respect to the applicable Borrower, the following accounts:

           Horizon Laughlin:    Bank: LaSalle Bank National Association
                                ABA#: 071-000-505
                                Account#: 5800427923
                                Account Name: Laughlin Outlet Center LLC
                                      Operating Account

           Horizon Medford:     Bank: LaSalle Bank National Association
                                ABA#: 071-000-505
                                Account#: 5800427907
                                Account Name: Medford Outlet Center LLC
                                      Operating Account

           Horizon Warrenton:   Bank: LaSalle Bank National Association
                                ABA#: 071-000-505
                                Account#: 5800427915
                                Account Name: Warrenton Outlet Center LLC
                                      Operating Account

     "CAPITAL EXPENDITURE ACCOUNT" as defined in SECTION 2.1(f).

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     "CASUALTY AND CONDEMNATION ACCOUNT" as defined in SECTION 2.1(h).

     "COLLATERAL" as defined in SECTION 4.1.

     "DEBT SERVICE ACCOUNT" as defined in SECTION 2.1(b).

     "DEPOSIT ACCOUNT" as defined in SECTION 2.1(a).

     "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution, or
(ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

     "ELIGIBLE INSTITUTION" shall mean a depository institution insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard & Poor's Ratings Group, P-1 by Moody's Investors Service, Inc. and F-1+ by Fitch IBCA, Inc. in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of letters of credit or accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's).

     "INSURANCE ACCOUNT" as defined in SECTION 2.1(d).

     "MEZZANINE PAYMENT ACCOUNT" as defined is SECTION 2.1(i).

     "MONTHLY PAYMENT DATE" shall mean the eleventh (11th) day of every calendar month occurring during the term of the Loan.

     "OBLIGATIONS" as defined in SECTION 4.1.

     "PERMITTED INVESTMENTS" shall (i) prior to a Secondary Market Transaction, mean any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Secondary Market Transaction in which some or all of the Securities issued are rated "AAA" (or the equivalent rating) by the Rating Agencies, as the standards therefor are established from time to time, or such investments which are otherwise acceptable to Lender, and
(ii) from and after a Secondary Market Transaction, have the meaning given to such term in the Pooling and Servicing Agreement (or equivalent document) applicable to the Secondary Market Transaction.

     "ROLLOVER ACCOUNT" as defined in SECTION 2.1(e).

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     "TAX ACCOUNT" as defined in SECTION 2.1(c).

     "TENANT DIRECTION LETTER" as defined in Section 2.2(c).

     "UCC" as defined in SECTION 4.1(a)(iv).

                                    ARTICLE 2
                                  THE ACCOUNTS

     Section 2.1 ESTABLISHMENT OF ACCOUNTS. Borrowers acknowledge and confirm that Borrowers have established the following Accounts with Deposit Bank:

            (a) An account into which the Clearing Bank shall transfer by wire transfer or via the ACH System all amounts constituting available funds on deposit in the Clearing Account (the "DEPOSIT ACCOUNT");

            (b) An account into which Servicer shall deposit from the Deposit Account the amounts required for the payment of the Laughlin Monthly Debt Service Payment Amount, the Medford Monthly Debt Service Payment Amount and the Warrenton Monthly Debt Service Payment Amount (in such order and priority as Lender shall determine in its sole discretion), together with any amounts due on account of any interest accruing at the Default Rate and late payment charges, if any (the "DEBT SERVICE ACCOUNT");

            (c) An account into which Servicer shall deposit from the Deposit Account the sums required to be deposited pursuant to Section 6.3 of the Loan Agreement for the payment of Taxes (the "TAX ACCOUNT");

            (d) An account into which Servicer shall deposit from the Deposit Account the sums required to be deposited pursuant to Section 6.4 of the Loan Agreement for the payment of Insurance Premiums (the "INSURANCE ACCOUNT");

            (e) An account into which Servicer shall deposit from the Deposit Account the sums required to be deposited pursuant to Section 6.6 of the Loan Agreement for the payment of Approved Leasing Expenses (the "ROLLOVER ACCOUNT");

            (f) An account into which Servicer shall deposit from the Deposit Account the sums required to be deposited pursuant to Section 6.5 of the Loan Agreement for the payment of Capital Expenditures (the "CAPITAL EXPENDITURE ACCOUNT");

            (g)    [INTENTIONALLY DELETED];

            (h) An account into which Servicer shall deposit from the Deposit Account all Net Proceeds, if any (the "CASUALTY AND CONDEMNATION ACCOUNT");

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            (i)    An account into which Servicer shall deposit from the Deposit
Account funds sufficient to pay any other amounts then due and payable under the Mezzanine Loan Documents (the "MEZZANINE PAYMENT ACCOUNT"); and

            (j)    Each Borrower Operating Account.

     At Lender's, Deposit Bank's or Servicer's election, any of the Accounts may be established as subaccounts of the Deposit Account on a ledger-entry basis, in which event the term "Account" shall refer to any such subaccount.

     Section 2.2 DEPOSITS INTO CLEARING ACCOUNT; TENANT DIRECTION LETTERS. Each Borrower and Manager represent, warrant and covenant that:

            (a) Each Borrower and Manager shall cause all Gross Revenue to be deposited directly into the Clearing Account. If, notwithstanding the provisions of this SECTION 2.2, any Borrower or Manager receives any Gross Revenue, then
(i) such amounts shall be deemed to be Collateral and shall be held in trust for the benefit, and as the property, of Lender, (ii) such amounts shall not be commingled with any other funds or property of any Borrower or Manager, and
(iii) such Borrower or Manager shall deposit such amounts in the Clearing Account within three (3) Business Days of receipt.

            (b) There are no other accounts maintained by any Borrower, Manager or any other Person into which any Gross Revenue is deposited. So long as the Notes shall be outstanding, neither any Borrower, Manager nor any other Person shall open any other such account for the deposit of Gross Revenue.

            (c) Each Borrower or Manager shall, within five (5) Business Days after the date hereof, deliver a notice in the form of EXHIBIT A to each existing Tenant at the Individual Property owned by such Borrower (the "TENANT DIRECTION LETTER") directing them to remit their rent checks directly to the Clearing Bank at the Clearing Account Address (as defined in the Clearing Account Agreement), and shall also deliver such a notice to each future Tenant at the Property. Without the prior written consent of Lender, neither any Borrower nor Manager shall (i) terminate, amend, revoke or modify any Tenant Direction Letter in any manner whatsoever, or (ii) direct or cause any Tenant to pay any amount in any manner other than as provided in the related Tenant Direction Letter.

            (d) Commencing with the first billing statement delivered after the date hereof and for each subsequent statement delivered, each Borrower and Manager shall instruct all Persons that maintain open accounts with such Borrower or Manager (on behalf of Borrower) or with whom such Borrower or Manager (on behalf of Borrower) does business on an "accounts receivable" basis with respect to the Individual Property owned by such Borrower to deliver all payments due under such accounts to the Clearing Account. Neither any Borrower nor Manager shall direct any such Person to make payments due under such accounts in any other manner.

     Section 2.3 ACCOUNT NAME. The Accounts shall each be exclusively in the name of Lender; PROVIDED, HOWEVER, that in the event Lender transfers or assigns all or any portion of the Loan, Deposit Bank, at Lender's request, shall change the name of each Account to the name of the

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transferee or assignee. In the event Lender retains a Servicer to service the
Loan, Deposit Bank, at Lender's request, shall comply with the instructions of Servicer, as agent for Lender.

     Section 2.4 ELIGIBLE ACCOUNTS/CHARACTERIZATION OF ACCOUNTS. Each Account shall be maintained as an Eligible Account. Each Account is and shall be treated either as a "securities account", as such term is defined in Section 8-501(a) of the UCC, or a "deposit account", as defined in Section 9-102(a)(29) of the UCC. Deposit Bank acknowledges and agrees that it shall notify Lender which Accounts are intended to be deposit accounts and which Accounts are intended to be securities accounts. Deposit Bank hereby agrees that each item of property (whether investment property, financial asset, securities, instrument, cash or other property) credited to each Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC. Subject to the terms of this Agreement, Lender shall be treated as having the right to exercise the rights with respect to any financial asset credited to each Account, but subject to the terms of the Loan Agreement. All securities or other property underlying any financial assets credited to each Account shall be registered in the name of Lender, indorsed to Lender or in blank or credited to another securities account maintained in the name of Lender and in no case will any financial asset credited to any Account be registered in the name of any Borrower or Manager, payable to the order of any Borrower or Manager or specially indorsed to any Borrower or Manager.

     Section 2.5 PERMITTED INVESTMENTS. Sums on deposit in the Accounts shall not be invested except in Permitted Investments. Lender shall have the right to direct Deposit Bank to invest sums on deposit in the Accounts (except for the Tax Account and the Insurance Account) in Permitted Investments; PROVIDED, HOWEVER, in no event shall Deposit Bank make a Permitted Investment if the maturity date of that Permitted Investment is later than the date on which the invested sums are required for payment of an obligation for which the Account was created. Each Borrower hereby irrevocably authorizes and directs Deposit Bank to apply any income earned from Permitted Investments to the respective Accounts which generated such income. The amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Deposit Account by each Borrower no later than one (1) Business Day following such liquidation. Each Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. The Accounts relating to each Individual Property (except for the Tax Account and the Insurance Account) shall be assigned the federal tax identification number of the applicable Borrower, which numbers are 02-0628564 (Horizon Laughlin), 02-0628540 (Horizon Medford) and 02-0628543 (Horizon Warrenton).

                                    ARTICLE 3
                       DEPOSITS/ALLOCATIONS/DISBURSEMENTS

     Section 3.1 DEPOSITS. Each Borrower shall make such initial and additional deposits into the Accounts as and when required in accordance with
Article 6 of the Loan Agreement or any other applicable provisions of the Loan Agreement.

     Section 3.2 ALLOCATIONS. Allocations from the Deposit Account into the other Accounts shall be made as and when required in accordance with Section
6.10 of the Loan Agreement or any other applicable provisions of the Loan Agreement.

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     Section 3.3   DISBURSEMENTS. Disbursements from the Accounts shall be made as and when required in accordance with Article 6 of the Loan Agreement or any other applicable provisions of the Loan Agreement.

     Section 3.4 SOLE DOMINION AND CONTROL. Each Borrower and Manager acknowledge and agree that the Accounts are subject to the sole dominion, control and discretion of Lender and its authorized agents or designees, including Deposit Bank, but subject to the terms hereof and to the Loan Agreement. Neither any Borrower nor Manager shall have the right of withdrawal with respect to any Account except with the prior written consent of Lender. Deposit Bank shall have the right and agrees to comply with instructions originated by Lender with respect to the disposition of funds in the Accounts without the further consent of any Borrower or Manager or any other Person. Deposit Bank shall comply with all "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by Lender directing the transfer or redemption of any financial asset relating to any Account without further consent by any Borrower or any other Person.

                                    ARTICLE 4
                               PLEDGE OF ACCOUNTS

     Section 4.1   SECURITY FOR OBLIGATIONS.

            (a) To secure the full and punctual payment and performance of all obligations of each Borrower now or hereafter existing with respect to the Loan, whether for principal, interest, fees, expenses or otherwise, and all obligations of each Borrower now or hereafter existing under the Loan Agreement, the Notes, the Mortgages, this Agreement and all other Loan Documents (all such obligations, collectively, the "OBLIGATIONS"), each Borrower hereby grants to Lender a first priority continuing security interest in and to the following property of such Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "COLLATERAL"):

                   (i) the Accounts and all cash, checks, drafts, letters of credit, certificates and instruments, if any, from time to time deposited or held in the Accounts, including, without limitation, all deposits or wire transfers made to the Accounts;

                   (ii)    any and all Permitted Investments;

                   (iii) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

                   (iv)    to the extent not covered by CLAUSES (i), (ii) or
     (iii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of any or all of the foregoing.

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            (b)    Lender and Deposit Bank, as agent for Lender, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

     Section 4.2 RIGHTS ON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Lender shall promptly notify Deposit Bank of such Event of Default and, without notice from Deposit Bank or Lender, (a) no Borrower shall have any further right in respect of (including, without limitation, the right to instruct Lender or Deposit Bank to transfer from) the Accounts or any of the Collateral, (b) Lender may direct Deposit Bank to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Deposit Bank, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Collateral, and (c) Lender may apply any Collateral to any Obligations in such order of priority as Lender may determine in its sole and absolute discretion.

     Section 4.3 FINANCING STATEMENT; FURTHER ASSURANCES. Simultaneously herewith, each Borrower shall deliver to Lender for filing a financing statement or statements in connection with the Collateral in the form required by Lender to properly perfect Lender's security interest therein. Each Borrower agrees that at any time and from time to time, at the expense of Borrowers, each Borrower will promptly execute and deliver all further reasonable instruments and documents, and take all further action, that may be necessary or desirable, or that Deposit Bank or Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Deposit Bank or Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     Section 4.4 TERMINATION OF AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment and performance in full of the Obligations. Upon payment and performance in full of the Obligations, this Agreement shall terminate and Borrowers shall be entitled to the return, upon their request and at their expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Deposit Bank and/or Lender shall execute such instruments and documents as may be reasonably requested by Borrowers to evidence such termination and the release of the lien hereof.

                                    ARTICLE 5
                  RIGHTS AND DUTIES OF LENDER AND DEPOSIT BANK

     Section 5.1 REASONABLE CARE. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Deposit Bank nor Lender shall have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Deposit Bank and Lender each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Deposit Bank or Lender accords its own property, it being understood that

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Lender shall not be liable or responsible for any loss or damage to any of the
Collateral, or for any diminution in value thereof, by reason of the act or omission of Deposit Bank or Lender, or their respective affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Deposit Bank's or Lender's gross negligence or willful misconduct. Neither Lender nor Deposit Bank shall have any liability for any loss resulting from the investment of funds in Permitted Investments in accordance with the terms and conditions of this Agreement.

     Section 5.2 INDEMNITY. Deposit Bank, in its capacity as agent hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Deposit Bank shall not be under any obligation or duty to perform any act which would involve it in any expense or liability, or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrowers shall indemnify and hold Deposit Bank and Lender, their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Deposit Bank and/or Lender in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Deposit Bank's or Lender's gross negligence or willful misconduct.

     Section 5.3 RELIANCE. Deposit Bank shall be protected in acting upon any written notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any Person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Deposit Bank may consult with counsel, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Deposit Bank shall not be liable for any act or omission done or omitted to be done by Deposit Bank in reliance upon any instruction, direction or certification received by Deposit Bank and without gross negligence or willful misconduct.

     Section 5.4   RESIGNATION OF DEPOSIT BANK.

            (a) Deposit Bank shall have the right to resign as Deposit Bank hereunder upon thirty (30) days' prior written notice to Lender, and in the event of such resignation, Lender shall appoint a successor Deposit Bank which must be an Eligible Institution. No such resignation by Deposit Bank shall become effective until a successor Deposit Bank shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Deposit Bank hereunder. If no such successor Deposit Bank is appointed within sixty (60) days after receipt of the resigning Deposit Bank's notice of resignation, the resigning Deposit Bank may petition a court for the appointment of a successor Deposit Bank.

            (b) In connection with any resignation by Deposit Bank, (i) the resigning Deposit Bank shall, at the sole cost of Borrowers, (A) duly assign, transfer and deliver to the successor Deposit Bank this Agreement and all cash and Permitted Investments held by it hereunder, (B) execute and/or authorize such reasonable documents and instruments as may be reasonably necessary to give effect to such succession, and (C) take such other actions as may be reasonably required by Lender or the successor Deposit Bank in connection with the foregoing, and (ii) the successor

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Deposit Bank shall establish in its name, new cash collateral accounts (and, at its discretion, subaccounts) to replace the existing Accounts, which shall become the Accounts for purposes of this Agreement upon the succession of such Deposit Bank.

            (c) Lender at its sole discretion shall have the right, upon thirty (30) days' notice to Deposit Bank, to substitute Deposit Bank with a successor Deposit Bank that satisfies the requirements of an Eligible Institution or to have one or more of the Accounts held by another Eligible Institution, PROVIDED that such successor Deposit Bank shall perform the duties of Deposit Bank pursuant to the terms of this Agreement.

     Section 5.5 LENDER APPOINTED ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints Lender as such Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of such Borrower with respect to the Collateral, and to do in the name, place and stead of such Borrower, all such acts, things and deeds for and on behalf of and in the name of such Borrower, which such Borrower could or might do or which Deposit Bank or Lender may deem reasonably necessary or desirable to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement. Additionally, Manager hereby irrevocably constitutes and appoints Lender as Manager's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Manager with respect to the Collateral, and to do in the name, place and stead of Manager, all such acts, things and deeds for and on behalf of and in the name of Manager, which Manager could or might do or which Deposit Bank or Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement. The foregoing powers of attorney are irrevocable and coupled with an interest. The foregoing powers of attorney shall only be exercised by Lender in the event that any Borrower or Manager fails to perform any agreement herein contained and such failure shall continue for five (5) Business Days after notice of such failure is given to such Borrower or Manager, in which case Lender may perform or cause performance of any such agreement, and any reasonable expenses of Lender and Deposit Bank in connection therewith shall be paid by Borrowers.

     Section 5.6 ACKNOWLEDGMENT OF LIEN/OFFSET RIGHTS. Deposit Bank hereby acknowledges and agrees that (a) the Accounts shall be held by Deposit Bank in the name of Lender, (b) all funds held in the Accounts shall be held for the benefit of Lender subject to the terms of this Agreement and the Loan Agreement,
(c) each Borrower has granted to Lender a first priority security interest in the Collateral and all proceeds thereof, (d) Deposit Bank shall not disburse any funds from the Accounts except as provided herein, and (e) Deposit Bank shall invest and reinvest any balance of the Accounts in Permitted Investments. Deposit Bank hereby waives any right of offset, banker's lien or similar rights against, or any assignment of, or security interest or other interest in, the Collateral.

                                    ARTICLE 6
                                    REMEDIES

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     Section 6.1   REMEDIES. At any time and from time to time following the
occurrence and during the continuance of an Event of Default, Lender or Deposit Bank, as agent for Lender and only at Lender's direction, may do any (or any combination of) the following, as determined in Lender's sole discretion:

            (a) without notice to any Borrower or to any other Person, except as required by law, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

            (b) exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law; and

            (c) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof).

     Section 6.2 WAIVER. Each Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. Each Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to such Borrower within the meaning of the UCC.

                                    ARTICLE 7
                                  MISCELLANEOUS

     Section 7.1 TRANSFERS AND OTHER LIENS. Each Borrower agrees that it will not (i) sell or otherwise dispose of any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted under this Agreement.

     Section 7.2 LENDER'S RIGHT TO PERFORM BORROWERS' OBLIGATIONS; NO LIABILITY OF LENDER. If any Borrower or Manager fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period of five (5) Business Days after such Borrower's receipt of written notice thereof from Lender, Lender may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Borrowers to Lender. Notwithstanding Lender's right to perform certain obligations of any or all of the Borrowers or Manager, it is acknowledged and agreed, to the extent permitted by law, that Borrowers retain control of the Properties and operation thereof and notwithstanding anything contained herein or Deposit Bank's or Lender's exercise of any of its rights or remedies hereunder, under the Loan Documents or otherwise at law or in equity, neither Deposit Bank nor Lender shall be deemed to be a mortgagee-in-possession nor shall Lender be subject to any liability with respect to the Properties or otherwise based upon any claim of lender liability.

     Section 7.3 NO WAIVER. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay

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by Deposit Bank or Lender in exercising any right or remedy hereunder or under the other Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Deposit Bank and/or Lender hereunder or by law may be exercised by Deposit Bank and/or Lender at any time and from time to time, and as often as Deposit Bank and/or Lender may deem it expedient. Any and all of Deposit Bank's and/or Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of any Borrower under the Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of any Collateral at any time, or of any rights or interests therein, (c) the release a substitution of any Person liable for all or any part of the Obligations, or (d) any delay, extension of time, renewal, compromise or other indulgence granted by Deposit Bank and/or Lender in the event of any default with respect to the Collateral or otherwise hereunder. No delay or extension of time by Deposit Bank and/or Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon any Borrower and/or Manager by Deposit Bank and/or Lender, shall constitute a waiver thereof, or limit, impair or prejudice Deposit Bank's and/or Lender's right, without notice or demand, to take any action against any or all of the Borrowers and/or Manager or to exercise any other power of sale, option or other right or remedy.

     Section 7.4 EXPENSES. The Collateral shall secure, and Borrowers shall pay to Deposit Bank and Lender and/or Deposit Bank's and Lender's counsel on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements and transfer, recording and filing fees, taxes and other charges) of, incurred in connection with, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Deposit Bank and/or Lender under this Agreement, the Loan Agreement, the Notes, the Mortgages or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be paid by Borrowers. Each Borrower agrees that Deposit Bank shall be entitled to charge the Accounts for such fees and expenses.

     Section 7.5 ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement amongst the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

     Section 7.6 NO WAIVER. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party or parties sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     Section 7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns. Lender shall have the right to assign or transfer its rights under this Agreement in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the

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benefits afforded to Lender under this Agreement. Neither any Borrower nor
Manager shall have the right to assign or transfer its rights or obligations under this Agreement without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void.

     Section 7.8 NOTICES. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a "Notice") required, permitted or desired to be given hereunder shall be in writing and shall be sent by telefax (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this SECTION 7.8. Any such Notice shall be deemed to have been received (a) three (3) days after the date such Notice is mailed, (b) on the date of sending by telefax if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (d) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Lender:        UBS WARBURG REAL ESTATE INVESTMENTS INC.
                     1285 Avenue of the Americas, 11th Floor
                     New York, New York 10019
                     Attn: Andrew Cohen
                     Fax No.: (212) 713-4631

With a copy to:      Brown Raysman Millstein Felder & Steiner LLP
                     900 Third Avenue
                     New York, New York  10022
                     Attn.: Scott A. Weinberg, Esq.
                     Fax No.: (212) 895-2900

And with a copy to:  Wachovia Bank, National Association
                     8739 Research Drive, URP4
                     Charlotte, North Carolina  28288-1075
                     Attn: David Tucker
                     Fax No.: (704) 593-7735

                     or any successor Servicer of the Loan

If to any Borrower:  c/o Horizon Group Properties, Inc.
                     77 West Wacker Drive, Suite 4200
                     Chicago, Illinois 60601
                     Attn: Mr. David Tinkham
                     Fax No.: (231) 798-5100

And with a copy to:  c/o Horizon Group Properties Inc.

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                     5000 Hakes Drive
                     Muskegon, MI 49441
                     Attention: Ms. Terri Springstead
                     Fax No.: (231) 798 5100

And with a copy to:  Schiff Hardin & Waite
                     7300 Sears Tower
                     Chicago, Illinois 60606
                     Attn: David A. Grossberg, Esq.
                     Fax No.: (312) 258-5700

If to Manager:       c/o Horizon Group Properties, Inc.
                     77 West Wacker Drive, Suite 4200
                     Chicago, Illinois 60601
                     Attn: Mr. David Tinkham
                     Fax No.: (231) 798-5100

With a copy to:      c/o Horizon Group Properties Inc.
                     5000 Hakes Drive
                     Muskegon, MI 49441
                     Attention: Ms. Terri Springstead
                     Fax No.: (231) 798 5100

And with a copy to:  Schiff Hardin & Waite
                     7300 Sears Tower
                     Chicago, Illinois 60606
                     Attn: David A. Grossberg, Esq.
                     Fax No.: (312) 258-5700

If to Deposit Bank:  Wachovia Bank, National Association
                     8739 Research Drive URP-4
                     Charlotte, North Carolina 28288-1075
                     Attn: Ross Romano
                     Fax No.: 704-593-7735

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days' written notice of such change to the other parties in accordance with the provisions of this SECTION 7.8. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel. Additionally, Notice from Lender may also be given by Servicer.

     Section 7.9 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement,

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such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     Section 7.10 GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS. (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWERS AND MANAGER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO EACH INDIVIDUAL PROPERTY SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAW OF THE STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER AND MANAGER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, DEPOSIT BANK, BORROWERS OR MANAGER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY, AT LENDER'S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW

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AND EACH BORROWER AND MANAGER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR
HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER AND MANAGER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER AND MANAGER DO EACH HEREBY DESIGNATE AND APPOINT

                   SCHIFF HARDIN & WAITE
                   150 EAST 52ND STREET
                   SUITE 2700
                   NEW YORK, NY 10022
                   ATTENTION: DAVID GROSSBERG, ESQ.(CHICAGO OFFICE)

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO ANY OR ALL BORROWERS AND/OR MANAGER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH BORROWER AND/OR MANAGER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER AND MANAGER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS AND WHICH SUBSTITUTE AGENT SHALL BE THE SAME AGENT FOR ALL BORROWERS AND MANAGER), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR, PROVIDED THERE SHALL ALWAYS BE THE SAME AUTHORIZED AGENT FOR ALL BORROWERS AND MANAGER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWERS AND/OR MANAGER IN ANY OTHER JURISDICTION.

     Section 7.11 WAIVER OF TRIAL BY JURY. EACH BORROWER AND MANAGER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS AGREEMENT, THE NOTES, THE MORTGAGES OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY

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JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH BORROWER AND MANAGER AND IS
INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH BORROWER AND MANAGER.

     Section 7.12 GENDER; NUMBER; GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, (a) words used in this Agreement may be used interchangeably in the singular or plural form, (b) any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, (c) the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein", (d) the word "Lender" shall mean "Lender and any subsequent holder of the Note or Notes", (e) the word "Note" or "Notes" shall mean "the Note (or Notes) and any other evidence of indebtedness secured by the Loan Agreement", (f) the word "Property" or "Properties" shall include any portion of the Property (or Properties) and any interest therein, and (g) the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Lender in protecting its interest in the Properties, the Collateral, the Leases and/or the Rents and/or in enforcing its rights hereunder.

     Section 7.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same document.

     Section 7.14 TERMINOLOGY. Titles of Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement and shall not constitute part of this Agreement for any other purpose, and all references in this Agreement to Sections, Subsections, paragraphs, clauses or subclauses shall refer to the corresponding Section, Subsection, paragraph, clause or subclause of this Agreement, unless specific reference is made to the articles, sections or other subdivisions of another document or instrument.

     Section 7.15 RECITALS. The Recitals set forth at the beginning of this Agreement are hereby incorporated into and made a part of the substantive provisions of this Agreement.

     Section 7.16 NO AMENDMENT. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Loan Agreement or any of the other Loan Documents. In the event of a conflict between the terms hereof and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern and control.

                         [NO FURTHER TEXT ON THIS PAGE]

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       LAUGHLIN OUTLET CENTER LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       MEDFORD OUTLET CENTER LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       WARRENTON OUTLET CENTER LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       MANAGER:

                                       HORIZON GROUP PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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

                                       LENDER:

                                       UBS WARBURG REAL ESTATE
                                       INVESTMENTS INC., a Delaware corporation

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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

                                       DEPOSIT BANK:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By:
                                           -------------------------------------
                                           Name: David C. Tucker
                                           Title:

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

                                    EXHIBIT A

                         FORM OF TENANT DIRECTION LETTER

                              [BORROWER LETTERHEAD]

                                      ____________, 200_

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

[Name and Address of Tenant]

      Re:  LEASE OF SPACE AT [ADDRESS OF PROPERTY] (THE "BUILDING")

      Ladies and Gentlemen:

The undersigned is the owner of the Building and the landlord under your lease of space in the Building (your "LEASE").

By this letter, you are hereby directed (1) to make all checks, in payment of rent and other sums due to the landlord under your lease, payable to the order of "[NAME OF CLEARING ACCOUNT], AS MORTGAGOR, FOR THE BENEFIT OF UBS WARBURG REAL ESTATE INVESTMENTS INC., AS MORTGAGEE, ACCOUNT NO. [_________]", and (2) to deliver such checks or otherwise make such payments as follows:

      By Wire:

      [Wire Instructions of Clearing Bank]

      or

      By Mail:

      [CLEARING ACCOUNT ADDRESS]

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

     The foregoing direction is irrevocable, except with the written consent of our mortgagee, UBS Warburg Real Estate Investments Inc. (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than UBS Warburg Real Estate Investments Inc. (or its successors or assigns)). Thank you for your cooperation.

                                       Very truly yours,

                                       [BORROWER]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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